Exhibit 10(k)

                        SUNDANCE STOCK PURCHASE AGREEMENT

         THIS SUNDANCE STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 11th day of November, 1996, by and among SANDBOX ENTERTAINMENT CORPORATION, a Delaware corporation (the "Company"), which was formerly TRACER DESIGN, INC., an Arizona corporation (the "Predecessor"); SUNDANCE VENTURE PARTNERS, L.P., a Delaware limited partnership ("Sundance"); WASATCH VENTURE CORPORATION ("Wasatch"); NEWTEK VENTURES II, L.P. ("Newtek"); and WAYNE SORENSEN ("Sorensen"); and CHAD M. LITTLE, LONNIE A. WHITTINGTON AND JAMES A. LAYNE (collectively, the "Founders").

                                    RECITALS

         A. On February 13, 1996, the Predecessor entered into that certain Series A Stock Purchase Agreement (the "Series A Stock Purchase Agreement") with Wasatch and Newtek (collectively, the "Investors" as that term is defined under the Series A Stock Purchase Agreement") pursuant to which the Investors agreed to and did purchase 90,000 shares of Series A Preferred Stock of the Predecessor, along with warrants for the purchase of 22,500 shares of Series A Preferred Stock of the Predecessor, for a total purchase price of $450,000.

         B. On February 13, 1996, the Predecessor also entered into that certain Investor Rights Agreement (the "Investor Rights Agreement") with the Investors in connection with the transactions contemplated by the Series A Stock Purchase Agreement.

         C. On February 13, 1996, the Predecessor also entered into that certain Co-Sale Agreement (the "Co-Sale Agreement") with the Founders and the Investors (the Investors are denominated as the "Purchasers" in the Co-Sale Agreement) in connection with the transactions contemplated by the Series A Stock Purchase Agreement (the Series A Stock Purchase Agreement, the Co-Sale Agreement and the Investor Rights Agreement are collectively referred to herein as the "Agreements"). Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to them in the Agreements.

         D. Pursuant to that certain Holliman Stock Purchase Agreement dated as of February 28, 1996, John M. Holliman III ("Holliman") purchased 5,000 shares of Series A Preferred Stock of the Predecessor and a Warrant for the purchase of 1,250 shares of Series A Preferred Stock of the Predecessor for a total purchase price of $25,000 pursuant to the same terms and conditions as the Investors under the Agreements.

         E. Pursuant to an Agreement and Plan of Merger dated as of April 18, 1996 the Company and the Predecessor agreed to merge, with the Company as the surviving corporation (the "Merger"). The Merger became effective on April 25, 1996, and pursuant thereto, the

Company assumed all assets, obligations, and liabilities of the Predecessor and each share of Common and Preferred stock of the Predecessor was converted into five (5) shares of Common or Preferred stock, $.001 par value, of the Company.

         F. Pursuant to that certain Wasatch and Newtek Stock Purchase Agreement dated as of May 6, 1996 (the "Wasatch and Newtek Stock Purchase Agreement"), Wasatch purchased an additional 375,000 shares of Series A Preferred Stock of the Company for a total purchase price of $300,000 pursuant to the same terms and conditions as the Investors under the Agreements. In connection with the Wasatch and Newtek Stock Purchase Agreement, Wasatch also purchased 87,500 shares of the Company's Series A Stock for a total exercise price of $175 pursuant to Wasatch's warrant dated as of February 13, 1996.

         G. Pursuant to the Wasatch and Newtek Stock Purchase Agreement, Newtek also purchased an additional 250,000 shares of Series A Preferred Stock of the Company in exchange for a total purchase price of $200,000 pursuant to the same terms and conditions as the Investors under the Agreements. In connection with the Wasatch and Newtek Stock Purchase Agreement, Newtek also purchased 5,000 shares of the Predecessor's Series A Stock for a total exercise price of $50 pursuant to Newtek's warrant dated as of February 13, 1996.

         H. Sundance wishes to purchase, and the Company is willing to sell to Sundance, 562,500 shares of the Series A Preferred Stock of the Corporation (the "Sundance Shares") for a total purchase price of $450,000 ($200,000 to be paid by Sundance at Closing for the purchase of 250,000 shares and the balance to be paid by Sundance on or before January 31, 1997 in installments of not less than $50,000 for the purchase of the balance of the Sundance Shares at a per share price of $.80).

         I. Wasatch wishes to purchase, and the Company is willing to sell to Wasatch 62,500 shares of the Series A Preferred Stock of the Corporation (the "Wasatch Shares") for a total purchase price of $50,000.

         J. Newtek wishes to purchase, and the Company is willing to sell to Newtek 62,500 shares of the Series A Preferred Stock of the Corporation (the "Newtek Shares") for a total purchase price of $50,000.

         K. Wayne Sorensen ("Sorensen") wishes to purchase, and the Company is willing to sell to Sorensen 62,500 shares of the Series A Preferred Stock of the Corporation (the "Sorensen Shares") for a total purchase price of $50,000.

         ACCORDINGLY, for good and valuable consideration, the receipt of which are acknowledged by the parties, the parties agree as follows:

         1. The Company agrees to issue to Sundance 562,500 shares of Series A Preferred Stock of the Company in exchange for a payment by Sundance to the Company of $450,000 ($200,000 to be paid by Sundance at Closing for the purchase of 250,000 shares and the balance to be paid by Sundance on or before January 31, 1997 in installments not less than $50,000 for the purchase of the balance of the Sundance Shares at a per share price of $.80) pursuant to the same terms and conditions as the Investors under the Agreements. Further, as of the Closing, Brian N. Burns shall be elected to serve as a member of the Board of Directors of the Company, to serve until the next annual meeting of shareholders or until his successor is qualified.

         2. The Company agrees to issue to Wasatch 62,500 shares of Series A Preferred Stock of the Company in exchange for a payment by Wasatch to the Company of $50,000 pursuant to the same terms and conditions as the Investors under the Agreements.

         3. The Company agrees to issue to Newtek 62,500 shares of Series A Preferred Stock of the Company in exchange for a payment by Newtek to the Company of $50,000 pursuant to the same terms and conditions as the Investors under the Agreements.

         4. The Company agrees to issue to Sorensen 62,500 shares of Series A Preferred Stock of the Company in exchange for a payment by Sorensen to the Company of $50,000 pursuant to the same terms and conditions as the Investors under the Agreements.

         5. With respect to the securities issued under this Agreement (the "New Securities"), the Company, the Founders, Sundance, Wasatch, Newtek and Sorensen agree that Sundance, Wasatch, Newtek and Sorensen are parties to each of the Agreements, that Sundance, Wasatch, Newtek and Sorensen are entitled to all of the rights and benefits as an Investor or Purchaser under each of the Agreements, and that Sundance, Wasatch, Newtek and Sorensen assume all of the obligations and responsibilities of an Investor or Purchaser under each of the Agreements.

         6. The Company represents and warrants that, except as set forth in the Schedule of Exceptions and on the amendments thereto, which amendments are attached to this Agreement as Exhibit A, as of the date of this Agreement each of the representations and warranties contained in Section 2 of the Series A Stock Purchase Agreement are not materially inaccurate nor incomplete.

         7. Sundance, Wasatch, Newtek and Sorensen represent warrant, and agree that, as of the date of this Agreement and the closing described below, each of the representations, warranties, and agreements contained in Section 3 of the Series A Stock Purchase Agreement are accurate and complete as to each of them and shall apply to the purchase by them of the New Securities.

         8. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing the counterpart, and all of which shall constitute one instrument.

         9. The closing(s) for the transactions contemplated by this Agreement shall take place at such times and places as are mutually agreeable to the Company, Sundance, Wasatch, Newtek and Sorensen. The parties agree that the closing for each of Sundance, Wasatch, Newtek and Sorensen may occur at separate times. The Company's obligation to close is conditioned upon its receipt of a consent and waiver from Holliman to the transactions contemplated hereby in form and substance acceptable to such Holliman and the Company.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                     [SIGNATURES APPEAR ON FOLLOWING PAGES]

            [SIGNATURE PAGE TO THE SUNDANCE STOCK PURCHASE AGREEMENT]

                                     THE COMPANY:

                                     SANDBOX ENTERTAINMENT CORPORATION


                                     By:    /s/ Chad M. Little
                                            ------------------------------------
                                     Title: President
                                            ------------------------------------


                                     SUNDANCE:

                                     SUNDANCE VENTURE PARTNERS, L.P., a
                                     Delaware limited partnership

                                     By:    Anderson & Wells Company, a Delaware
                                            corporation


                                     By:    /s/  Brian N. Burns
                                            ------------------------------------
                                            Brian N. Burns, Vice-President


                                     WASATCH:

                                     WASATCH VENTURE CORPORATION


                                     By:    /s/  Todd J. Stevens
                                            ------------------------------------
                                     Title: Secretary and Treasurer
                                            ------------------------------------


                                     NEWTEK:

                                     NEWTEK VENTURES II, L.P.


                                     By:    /s/   John Hall
                                            ------------------------------------
                                     Title: General Partner
                                            ------------------------------------

            [SIGNATURE PAGE TO THE SUNDANCE STOCK PURCHASE AGREEMENT]

                                          SORENSEN:


                                          /s/ Wayne Sorensen
                                          --------------------------------------
                                          Wayne Sorensen


                                          THE FOUNDERS:


                                          /s/  Chad M. Little
                                          --------------------------------------
                                          Chad M. Little


                                          /s/  Lonnie A. Whittington
                                          --------------------------------------
                                          Lonnie A. Whittington


                                          /s/  James A. Layne
                                          --------------------------------------
                                          James A. Layne

                                    EXHIBIT A

                     AMENDMENT TO THE SCHEDULE OF EXCEPTIONS

      2.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as currently conducted. True and accurate copies of the Company's Certificate of Incorporation and Bylaws, each as amended and in effect at the Closing, have been delivered to Sundance, Sorensen, Wasatch and Newtek.

             -------------------------------------------------------

      2.2 Upon Closing of the transactions contemplated by the Sundance Stock Purchase Agreement, the following will be the outstanding capitalization of the
Company:

                          I. AUTHORIZED CAPITALIZATION

Total Common Stock, $.001 par value:                                  10,000,000
Total Series A Convertible Preferred Stock, $.001 par value:           2,000,000
                                                                      ----------

Total                                                                 12,000,000

                                 II. OUTSTANDING

                             A. Common Stockholders
                             ----------------------

         Name                                                  Shares
         ----                                                  ------

         Chad M. Little(1)                                   1,025,000
         James A. Layne(1)                                     737,500
         Lonnie A. Whittington(1)                              737,500
         Glenn Gomez                                           229,590
         R. Jon and Kristin Lavender Kailey                    125,015
         Frank X. Helstab                                      131,535
         Newtek Ventures II, L.P.                               65,767
                                                             ---------

         Total Common:                                       3,051,907

-----------------
         (1) Little has the right to vote 250,000 shares held by Layne and 250,000 shares held by Whittington.

                       B. Series A Preferred Stockholders
                       ----------------------------------

         Wasatch Venture Corporation                           812,500
         Newtek Ventures II, L.P.                              375,000
         John M. Holliman III                                   31,250
                                                             ---------

         Total Series A Preferred:                           1,218,750

Total Common/Preferred Outstanding:                          4,270,657

                           C. Common Stock Options(2)
                           --------------------------

                         Shares          Price
                         ------          -----
Name                     Optioned        Per Share     Vesting Schedule
----                     --------        ---------     ----------------

Donald Fairall           57,970          $.10          11,590 shares on 8/1/96, 8/1/97 and 8/1/98;
                                                       11,600 shares on 8/1/99 and 8/1/00

                         10,000          $.10          2,000 shares on 10/22/97, 10/22/98,
                                                       10/22/99, 10/22/00, and 10/22/01

Mike Turico              86,970          $.10          17,390 shares on 8/1/96, 8/1/97 and 8/1/98;
                                                       17,400 shares on 8/1/99 and 8/1/00

                         10,000          $.10          2,000 shares on 10/22/97, 10/22/98,
                                                       10/22/99, 10/22/00, and 10/22/01

Dennis Wodarz            115,960         $.10          23,190 shares on 8/1/96, 8/1/97, 8/1/98 and
                                                       8/1/99; 23,200 shares on 8/1/00

                         10,000          $.10          2,000 shares on 10/22/97, 10/22/98,
                                                       10/22/99, 10/22/00, and 10/22/01

Doug Hall                86,970          $.10          17,390 shares on 8/1/96, 8/1/97 and 8/1/98;
                                                       17,400 shares on 8/1/99 and 8/1/00

                         10,000          $.10          2,000 shares on 10/22/97, 10/22/98,
                                                       10/22/99, 10/22/00, and 10/22/01

Newtek Ventures II, L.P. 65,768          $.10          10,962 on 9/1/96, 3/1/97, 9/1/97, 3/1/98,
                         ------                        9/1/98 and 10,958 on 3/1/99


Total Common Options:    453,638

                               D. Common Warrants
                               ------------------
----------------
         (2) All of the options listed in this section are pursuant to the 1995 Equity Incentive Plan.

                                 Shares              Price           Expiration
Name                          Under Warrant        Per Share         of Warrant
                              -------------        ---------         ----------

Pickwick Group L.L.C.            229,500             $.80            9/15/05
Thomas Lescault                   76,500             $.80            10/25/05
Terrance Morris                   38,250             $.80            10/25/05
Douglas and Susan
  Greenwood                       76,500             $.80            10/25/05
Pickwick Group L.L.C.             38,250             $.80            10/25/05
Geoffrey Herter, M.D.             76,500             $.80            10/25/05
                                --------

Total Common Warrants            535,500

TOTAL COMMON OPTIONS AND WARRANTS: 989,138


                                  III. RESERVE

Type                          Number of Shares       For What Reserved
----                          ----------------       -----------------

Common                             603,178           1995 Equity Incentive Plan
Common                             535,500           Common Warrants
Common                           1,218,750           Series A Preferred Stock
                                 ---------

Total Common Reserved:           2,357,428

                                   IV. SUMMARY

Total Common Outstanding                               3,051,907
Total Preferred Outstanding                            1,218,750
         Total Outstanding                                             4,270,657

Total Warrants/Options Outstanding                       989,138

Total Common Outstanding - Fully Diluted(3)                            5,259,795


         2.25 The Company intends to use the proceeds from the sale of the New Securities as follows:

----------------
         (3) Assumes exercise of all outstanding warrants and options and conversion of all outstanding preferred.

         Purpose                                                 Estimated Total

         Working Capital (includes equipment,
         additional rent, salaries, telecommunications,
         payables, travel)                                              $450,000

         Advertising and Marketing                                      $150,000